Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

CHESAPEAKE LODGING TRUST REPORTS FIRST QUARTER RESULTS

ARLINGTON, VA, May 6, 2019 – Chesapeake Lodging Trust (NYSE:CHSP) (the “Trust”), a lodging real estate investment trust (REIT), today announced that it has entered into a definitive merger agreement to be acquired by Park Hotels & Resorts Inc. (NYSE:PK) (“Park”). The details of the proposed merger are contained within a joint press release issued by the two companies today. The Trust also reported today its financial results for the quarter ended March 31, 2019.

CONSOLIDATED FINANCIAL RESULTS

The following is a summary of the Trust’s consolidated financial results for the three months ended March 31, 2019 and 2018 (in millions, except share and per share amounts):

	Three Months Ended March 31,
	2019	2018
Total revenue	$133.7	$135.0

Net income	$8.3	$6.5
Net income per diluted common share	$0.14	$0.11

Adjusted Hotel EBITDAre(1)	$37.1	$37.7

Adjusted Corporate EBITDAre(1)	$32.3	$32.3

AFFO available to common shareholders(1)	$26.8	$25.7
AFFO per diluted common share	$0.45	$0.43

Weighted-average number of diluted common shares outstanding	59,938,676	59,718,986

(1)	See the discussion included in this press release for information regarding this non-GAAP financial measure.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

HOTEL OPERATING RESULTS

The Trust uses the term “comparable” to refer to metrics that include only those hotels owned for the entirety of the two periods being compared. As of March 31, 2019, the Trust owned 20 hotels. Since the Hyatt Centric Santa Barbara was sold on July 26, 2018, it has been excluded from the comparable hotel portfolio metrics for the three months ended March 31, 2018. Included in the following table are comparisons of the key operating metrics for the comparable 20-hotel portfolio for the three months ended March 31, 2019 and 2018 (in thousands, except for ADR and RevPAR):

	Three Months Ended March 31,
	2019	2018	Change
Comparable Occupancy	78.6%	80.8%	(220) b	ps
Comparable ADR	$222.89	$214.03	4.1%
Comparable RevPAR	$175.20	$172.95	1.3%
Comparable Adjusted Hotel EBITDAre(1)	$37,128	$36,779	0.9%
Comparable Adjusted Hotel EBITDAre Margin(1)	27.8%	28.0%	(20) b	ps

(1)	See the discussion included in this press release for information regarding this non-GAAP financial measure.

DIVIDEND

On January 15, 2019, the Trust paid a dividend in the amount of $0.40 per share to its common shareholders of record as of December 31, 2018. On March 19, 2019, the Trust declared a dividend in the amount of $0.40 per share payable to its common shareholders of record as of March 29, 2019. The dividend was paid on April 15, 2019.

CONFERENCE CALL AND OUTLOOK

In light of the announcement of the Trust’s proposed merger with Park, the Trust will not be hosting a conference call on Wednesday, May 8, 2019 to discuss earnings as previously scheduled, nor will the Trust be providing or updating its outlook for the second quarter or full year 2019. The Trust does not intend to hold earnings conference calls during the pendency of the proposed merger transaction, which is expected to close in late third quarter or early fourth quarter of 2019.

NON-GAAP FINANCIAL MEASURES

The Trust reports the following seven non-GAAP financial measures (within the meaning of the rules of the Securities and Exchange Commission) that it believes are useful to investors as key measures of its operating performance: (1) EBITDAre, (2) Adjusted Corporate EBITDAre, (3) Adjusted Hotel EBITDAre, (4) Adjusted Hotel EBITDAre Margin, (5) FFO, (6) FFO available to common shareholders and (7) AFFO available to common shareholders. Reconciliations of all non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

EBITDAre — The Trust calculates EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines EBITDAre as net income (calculated in accordance with GAAP) before interest, income taxes, depreciation and amortization, gains (losses) from sales of real estate, impairment charges of depreciated real estate, and adjustments for unconsolidated partnerships and joint ventures. The Trust believes that EBITDAre provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).

Adjusted Corporate EBITDAre — The Trust further adjusts EBITDAre for certain additional recurring and non-recurring items that are not in NAREIT’s definition of EBITDAre. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of operating lease right-of-use assets, intangible assets and liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that Adjusted Corporate EBITDAre provides investors another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.

Adjusted Hotel EBITDAre — The Trust further adjusts Adjusted Corporate EBITDAre for corporate general and administrative expenses, which is a recurring item. The Trust believes that Adjusted Hotel EBITDAre provides investors a useful financial measure to evaluate the Trust’s hotel operating performance by excluding the impact of corporate-level expenses.

Adjusted Hotel EBITDAre Margin — Adjusted Hotel EBITDAre Margin is defined as Adjusted Hotel EBITDAre as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDAre Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.

FFO — The Trust calculates FFO in accordance with standards established by NAREIT, which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, gains (losses) from sales of real estate, impairment charges of depreciated real estate, adjustments for unconsolidated partnerships and joint ventures, and the cumulative effect of changes in accounting principles. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.

FFO available to common shareholders — The Trust reduces FFO for dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s unvested time-based awards.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

AFFO available to common shareholders — The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of operating lease right-of-use assets, intangible assets and liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that AFFO available to common shareholders provides investors another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.

ABOUT CHESAPEAKE LODGING TRUST

Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 20 hotels with an aggregate of 6,288 rooms in eight states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Park and the Trust, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, expected benefits and synergies of the potential transaction, projected financial information, future opportunities, and any other statements regarding Park’s and the Trust’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “intend,” “estimate,” “aim,” “target,” “predict,” “project,” “seek,” “would,” “could,” “continue,” possible,” “potential” and similar expressions. All such forward-looking statements are based on current expectations of Park’s and the Trust’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite approval of the Trust’s shareholders; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; the effects of disruption to Park’s or the Trust’s respective businesses; the effect of this communication on Park’s or the Trust’s share prices; the effects of industry, market, economic, political or regulatory conditions outside of Park’s or the Trust’s control; transaction costs; the Trust’s ability to achieve the synergies and value creation contemplated by the potential transaction; Park’s ability to promptly, efficiently and effectively integrate acquired operations into its own operations; and the diversion of management time on transaction-related issues. Other factors are described in Park’s and the Trust’s respective filings with the SEC, including Park’s and the Trust’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Park and the Trust assume no obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

In connection with the proposed transaction, Park intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of the Trust and also constitutes a prospectus of Park. Park and the Trust also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A definitive proxy statement/prospectus will be sent to the Trust’s shareholders. Investors may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Park and the Trust with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Park with the SEC will be available free of charge on Park’s website at http://www.pkhotelsandresorts.com or by contacting Park’s Investor Relations at (571) 302-5591. Copies of the documents filed by the Trust with the SEC will be available free of charge on the Trust’s website at http://www.chesapeakelodgingtrust.com or by contacting the Trust’s Investor Relations at (571) 349-9452.

The Trust and its respective trustees and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about trustees and executive officers of the Trust is available in the proxy statement for its 2019 Annual Meeting, which was filed with the SEC on April 30, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction when they become available. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions when it becomes available. Investors may obtain free copies of these documents from Park or the Trust using the sources indicated above.

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

CHESAPEAKE LODGING TRUST

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	March 31, 2019	December 31, 2018
	(unaudited)
ASSETS
Property and equipment, net	$1,722,748	$1,732,154
Operating lease right-of-use assets, net	74,883	—
Intangible assets, net	31,408	34,678
Cash and cash equivalents	46,101	71,259
Restricted cash	34,244	31,614
Accounts receivable, net	24,366	18,360
Prepaid expenses and other assets	21,821	21,012

Total assets	$1,955,571	$1,909,077

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$748,562	$751,389
Operating lease liabilities	71,937	—
Accounts payable and accrued expenses	67,582	72,555
Other liabilities	30,912	31,155

Total liabilities	918,993	855,099

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; no shares issued and outstanding, respectively	—	—
Common shares, $.01 par value; 400,000,000 shares authorized; 60,765,796 shares and 60,263,670 shares issued and outstanding, respectively	608	603
Additional paid-in capital	1,194,220	1,193,455
Cumulative dividends in excess of net income	(160,396)	(144,341)
Accumulated other comprehensive income	2,146	4,261

Total shareholders’ equity	1,036,578	1,053,978

Total liabilities and shareholders’ equity	$1,955,571	$1,909,077

SUPPLEMENTAL CREDIT INFORMATION:
Fixed charge coverage ratio(1)	3.40	3.33
Leverage ratio(1)	33.3%	33.1%

(1)	Calculated as defined under the Trust’s revolving credit facility.

CHESAPEAKE LODGING TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended March 31,
	2019	2018
REVENUE
Rooms	$99,082	$100,613
Food and beverage	27,465	27,633
Other	7,190	6,779

Total revenue	133,737	135,025

EXPENSES
Hotel operating expenses:
Rooms	24,850	25,286
Food and beverage	20,459	21,059
Other direct	1,087	1,148
Indirect	50,150	49,793

Total hotel operating expenses	96,546	97,286
Depreciation and amortization	18,637	19,208
Air rights contract amortization	130	130
Corporate general and administrative	4,869	5,378

Total operating expenses	120,182	122,002

Interest income	256	—
Interest expense	(8,000)	(8,844)

Income before income taxes	5,811	4,179
Income tax benefit	2,440	2,370

Net income	$8,251	$6,549

Net income per common share—basic and diluted	$0.14	$0.11

Weighted-average number of common shares outstanding:
Basic	59,390,500	59,120,065
Diluted	59,938,676	59,718,986

CHESAPEAKE LODGING TRUST

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2019	2018
Cash flows from operating activities:
Net income	$8,251	$6,549
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,637	19,208
Air rights contract amortization	130	130
Deferred financing costs amortization	368	424
Share-based compensation	1,933	1,948
Other	(71)	(75)
Changes in assets and liabilities:
Accounts receivable, net	(6,006)	(4,596)
Prepaid expenses and other assets	(2,937)	(3,310)
Accounts payable and accrued expenses	(4,416)	208
Other liabilities	—	(88)

Net cash provided by operating activities	15,889	20,398

Cash flows from investing activities:
Improvements and additions to hotels	(8,961)	(10,165)

Net cash used in investing activities	(8,961)	(10,165)

Cash flows from financing activities:
Borrowings under revolving credit facility	5,000	20,000
Repayments under revolving credit facility	(5,000)	(15,000)
Scheduled principal payments on mortgage debt	(3,195)	(3,292)
Payment of dividends to common shareholders	(25,098)	(23,741)
Repurchase of common shares	(1,163)	(1,146)

Net cash used in financing activities	(29,456)	(23,179)

Net decrease in cash, cash equivalents, and restricted cash	(22,528)	(12,946)
Cash, cash equivalents, and restricted cash, beginning of period	102,873	74,916

Cash, cash equivalents, and restricted cash, end of period	$80,345	$61,970

CHESAPEAKE LODGING TRUST

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data)

(unaudited)

The following table reconciles net income to EBITDAre, Adjusted Corporate EBITDAre, Adjusted Hotel EBITDAre, and Adjusted Hotel EBITDAre Margin for the three months ended March 31, 2019 and 2018:

	Three Months Ended March 31,
	2019	2018
Net income	$8,251	$6,549
Add: Interest expense	8,000	8,844
Depreciation and amortization	18,637	19,208
Less: Income tax benefit	(2,440)	(2,370)
Interest income	(256)	—

EBITDAre	32,192	32,231
Add: Non-cash amortization(1)	67	55

Adjusted Corporate EBITDAre	32,259	32,286
Add: Corporate general and administrative	4,869	5,378

Adjusted Hotel EBITDAre	37,128	37,664
Less: Adjusted Hotel EBITDAre of hotel sold(2)	—	(885)

Comparable Adjusted Hotel EBITDAre	$37,128	$36,779

Total revenue	$133,737	$135,025
Less: Total revenue of hotel sold(2)	—	(3,570)

Comparable total revenue	$133,737	$131,455

Comparable Adjusted Hotel EBITDAre Margin	27.8%	28.0%

(1)	Reflects non-cash amortization of operating lease right-of-use assets, deferred franchise costs, deferred key money, and air rights contract.
(2)	Reflects results of operations for the Hyatt Centric Santa Barbara, which was sold on July 26, 2018.

The following table reconciles net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ended March 31, 2019 and 2018:

	Three Months Ended March 31,
	2019	2018
Net income	$8,251	$6,549
Add: Depreciation and amortization	18,637	19,208

FFO	26,888	25,757
Less: Dividends declared on unvested time-based awards	(118)	(121)
Undistributed earnings allocated to unvested time-based awards	—	—

FFO available to common shareholders	26,770	25,636
Add: Non-cash amortization(1)	67	55

AFFO available to common shareholders	$26,837	$25,691

FFO per common share—basic and diluted	$0.45	$0.43
AFFO per common share—basic and diluted	$0.45	$0.43

(1)	Reflects non-cash amortization of operating lease right-of-use assets, deferred franchise costs, deferred key money, and air rights contract.

CHESAPEAKE LODGING TRUST

CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Hilton Denver City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	438	September 7, 2012
14	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
15	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
16	Le Meridien New Orleans	New Orleans, LA	410	April 25, 2013
17	Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316	May 31, 2013
18	JW Marriott San Francisco Union Square	San Francisco, CA	344	October 1, 2014
19	Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393	March 9, 2015
20	Ace Hotel and Theater Downtown Los Angeles	Los Angeles, CA	182	April 30, 2015

			6,288